UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Small-Cap Value Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

After a sharp sell-off in early 2016, small-cap value stocks bottomed in February and staged an impressive comeback in the remainder of the first half. Value strategies performed better in the period relative to growth strategies, and small-cap value stocks also outpaced the large-cap S&P 500 Index.

I am pleased to report that our fund performed well in this volatile period. The Small-Cap Value Fund returned 7.49% in the six months ended June 30, 2016. (Performance for the Advisor and I Classes will vary, reflecting their different fee structures.) This return outpaced the gains of our competitive indexes as well as those of the small-cap benchmarks.

MARKET ENVIRONMENT

Stocks ended higher in the first half of 2016 but not before enduring significant volatility at the beginning and very end of the period. The weak start to the year was driven by several factors, including a further drop in the price of oil, concerns about slowing growth in China and its implications for the global economy, and worries that the strong dollar and weak export markets might drag the U.S. back into recession. Markets managed a sharp turnaround in February, helped by the waning of these headwinds. Notably, oil prices nearly doubled off their lows. Hopes for more monetary stimulus from central banks outside the U.S. and a delay in further rate hikes from the Federal Reserve also boosted sentiment. Britain’s surprise vote to leave the European Union, or Brexit, caused another sharp dip in stock prices in late June, but stocks quickly bounced back.

After having lagged in 2015, small-cap value stocks outperformed most other asset categories in this six-month period. Value stocks handily outpaced growth stocks overall, helped by the rebound in oil and materials shares. While materials stocks in the Russell 2000 Value Index recorded a gain of nearly 32%, small-cap energy shares actually declined 2%—well behind the double-digit gains of their large-cap peers. Partly in consequence, large-cap value stocks slightly outperformed small-cap value stocks, which is the opposite of what occurred among growth shares. As bond yields fell, investors also turned to dividend-paying utilities and consumer staples shares, which are more heavily represented in the value benchmarks. Along with energy, health care and consumer discretionary stocks in the small-cap value benchmark also recorded losses.

PORTFOLIO ACTIVITY

The fund’s utilities holdings benefited from the hunt for yield and stability in the period and contributed most to its overall results. Our top contributor in the portfolio was ONE Gas, a gas utility that was recently spun off from ONEOK. The company reported strong earnings from rate base growth, as well as lower expenses. We are optimistic about gas utilities generally, as they are benefiting from lower gas costs and public commissions that are allowing increased spending on pipeline upgrades to improve safety. Electric utilities PNM Resources and El Paso Electric were also good performers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our industrials and business services holdings were also strong in the period, although no single position was among our top 10 contributors. Our leading contributor in the sector was Universal Forest Products. As the name implies, the company makes a wide range of wood and alternative products for the retail home store, construction, and manufactured housing industries. The recovering housing market and lower lumber prices have helped the company. Services companies were also generally strong, including commercial printing firm Brady and business-to-business rental firm McGrath RentCorp.

As we have discussed in previous letters, financials is a very large part of the small-cap value universe, constituting over 41% of the Russell 2000 Value Index as of the end of June. The sector is bifurcated, however, with a large portion consisting of real estate investment trusts (REITs) and the rest composed of banks, thrift banks, insurers, and other financial services firms. The two segments respond very differently to the economic environment. REITs generally benefit from low interest rates, which reduce their financing costs and make their high dividend yields attractive relative to bonds—REITs avoid paying corporate taxes if they pay out at least 90% of their earnings to shareholders. Banks, in particular, suffer during a low interest rate environment, as it squeezes lending margins.

This distinction was clearly evident in our fund’s performance in the first half of 2016. REITs were our top-performing industry group, and we saw strong returns from holdings such as American Campus Communities, Saul Centers, and Healthcare Realty Trust. Regional banks, on the other hand, were among our largest detractors, as the severe downdraft caused by record-low interest rates overwhelmed even well-positioned and well-managed companies. California-based SVB Financial Group is a market leader with a lucrative venture capital banking niche, for example, but its asset-sensitive balance sheet made it especially vulnerable to low rates and caused it to be the fund’s overall worst detractor. BankUnited, Western Alliance Bancorp, Columbia Banking System, and East West Bancorp were also among our 10 largest performance detractors during the first half.

Consumer discretionary stocks provided the largest boost to our relative performance, but performance within this segment varied widely. One of our leading performers was Drew Industries, which makes components for the recreational vehicle (RV) market. The company continues to gain market share among its key customers and is now expanding internationally and into adjacent product markets. Turnaround efforts and cost cuts helped the stock of for-profit education provider Career Education, but specialty retailer Francesca’s Holdings fell after reporting a disappointing first quarter.

Elsewhere, electronic equipment firms Belden and Electro Rent were strong, as was food products firm Post Holdings. Health care equipment supplier West Pharmaceutical Services recorded good gains—and we are enthusiastic about the new CEO—but this was partially offset by poor results from health care companies such as Haemonetics and Quidel.

As usual, recent additions to the fund reflected our goal of seeking companies poised for improved earnings with the potential for a revaluation by the market. One of our most significant recent purchases was Knowles, the leading producer globally of chip-sized microphones for use in smartphones and other specialized sound systems. Worries about microphone problems with the iPhone 6 and increased debt following an acquisition have weighed on the stock, but we believe the company will benefit from growing demand for microphones in products like the Amazon Echo and the emerging “Internet of Things.”

We took advantage of the very strong performance for our REIT holdings in the first half by eliminating Kite Realty Group Trust and Corporate Office Properties. Both stocks had been very strong performers and had exceeded our price targets.

OUTLOOK

Our research team is the key competitive advantage to our investment approach. We are fortunate at T. Rowe Price to have a deep, experienced, and talented pool of analysts contributing ideas to our Small-Cap Value Fund. We now have nearly 50 full-time analysts on staff in the U.S., each covering a different set of companies.

These analysts are charged with the task of scouring their industries for small companies that offer promising expected returns but have yet to be discovered by most investors. Our analysts do not rely on Wall Street projections from prominent investment banks. Rather, they pound the pavement, traveling extensively throughout the U.S., and perform their own fundamental research. Our analysts study SEC filings, conduct face-to-face management interviews, maintain their own financial projections, and perform extensive competitive and market analysis to develop their proprietary recommendations. Many smaller companies are not well followed by Wall Street, and it is not uncommon for our own internal forecast to be the only earnings and revenue estimates that exists for our holdings. These inefficiencies in the small-cap part of the market enable our analysts to occasionally uncover significantly undervalued stocks, which we accumulate for your portfolio.

One group of analysts on our staff that deserves mention is our world-class real estate team. Led by David Lee, the portfolio manager of the T. Rowe Price Real Estate Fund, our U.S. research team also includes three full-time REIT analysts and one junior analyst (and that’s just here in the U.S.—we also have a Global Real Estate Fund that invests outside the U.S. and is supported by analysts in Asia and Europe as well).

David has over 20 years of experience investing in real estate stocks and has generated excellent returns for shareholders of the T. Rowe Price Real Estate Fund, which as of June 30, 2016, carries an overall Morningstar 4-star rating among 246 funds in the real estate category for its risk-adjusted performance.* Morningstar rated the fund among 246, 210, and 257 funds for the 3-, 5-, and 10-year periods, respectively. The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year Morningstar RatingTM metrics.

Under David’s leadership, our analyst team covers the full landscape of publicly traded apartment, office, lodging, industrial and retail REITs, assessing each company individually to determine which are the most attractive for long-term investment. This understandably involves modeling and desk work, but also demands extensive travel to visit the properties within each company’s real estate portfolio and to assess management capabilities through face-to-face interviews.

We currently have over 10% of the Small-Cap Value Fund invested in REITs, and this has been a very strong part of our portfolio in recent periods, generating attractive absolute returns as well as strong performance relative to the benchmark’s REIT holdings. It should be no surprise that our Small-Cap Value Fund has numerous overlapping holdings with David’s Real Estate Fund. He and his team should continue to add value for years into the future.

While real estate stands out in this last six months, readers should take comfort in the fact that we have over 40 other analysts on our team—equally knowledgeable, experienced, and talented—adding value through intense fundamental research across the other 10 sectors of our portfolio. The breadth, depth, and experience of our analytical staff are unmatched among our competitors. Our research team remains a key differentiator for our fund as we invest on your behalf.

Respectfully submitted,

J. David Wagner
President of the fund and chairman of its Investment Advisory Committee

July 25, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

*For funds with at least a three-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% four stars, the next 35% three stars, the next 22.5% two stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately.

©2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
PNM Resources	1.3%
Home Bancshares	1.3
ProAssurance	1.3
ONE Gas	1.2
Post Holdings	1.1
Belden	1.0
Atrion	0.9
Landstar System	0.9
East West Bancorp	0.9
Western Alliance Bancorp	0.9
NorthWestern	0.9
Drew Industries	0.8
Prosperity Bancshares	0.8
West Pharmaceutical Services	0.8
Minerals Technologies	0.7
Littelfuse	0.7
Halyard Health	0.7
Pool	0.7
Acadia Realty Trust	0.7
Saul Centers	0.7
SVB Financial Group	0.7
Clearwater Paper	0.7
Terreno Realty	0.7
Columbia Banking System	0.7
Synnex	0.7
Total	21.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 36.32	$ 46.80	$ 50.37	$ 39.17	$ 34.48	$ 36.13
Investment activities						
Net investment income[1]	0.19	0.42	0.29	0.17	0.53	0.17
Net realized and unrealized gain / loss	2.53	(2.71)	(0.37)	12.59	5.54	(0.45)
Total from investment activities	2.72	(2.29)	(0.08)	12.76	6.07	(0.28)
Distributions						
Net investment income	–	(0.34)	(0.34)	(0.13)	(0.55)	(0.24)
Net realized gain	–	(7.85)	(3.15)	(1.43)	(0.83)	(1.13)
Total distributions	–	(8.19)	(3.49)	(1.56)	(1.38)	(1.37)
NET ASSET VALUE						
End of period	**$ 39.04**	**$ 36.32**	**$ 46.80**	**$ 50.37**	**$ 39.17**	**$ 34.48**

Ratios/Supplemental Data

Total return[2]	**7.49%**	**(4.70)%**	**0.14%**	**32.74%**	**17.76%**	**(0.60)%**
Ratio of total expenses to average net assets	0.80%[3]	0.80%	0.81%	0.81%	0.82%	0.82%
Ratio of net investment income to average net assets	1.05%[3]	0.92%	0.59%	0.38%	1.40%	0.47%
Portfolio turnover rate	12.2%	32.2%	16.0%	5.9%	4.8%	5.5%
Net assets, end of period (in millions)	$ 6,725	$ 6,627	$ 8,040	$ 8,668	$ 6,743	$ 5,833

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods of less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 36.16	$ 46.49	$ 50.03	$ 38.92	$ 34.27	$ 35.92
Investment activities						
Net investment income[(1)]	0.13	0.28	0.14	0.05	0.42	0.08
Net realized and unrealized gain / loss	2.52	(2.69)	(0.36)	12.50	5.52	(0.45)
Total from investment activities	2.65	(2.41)	(0.22)	12.55	5.94	(0.37)
Distributions						
Net investment income	–	(0.07)	(0.17)	(0.01)	(0.46)	(0.15)
Net realized gain	–	(7.85)	(3.15)	(1.43)	(0.83)	(1.13)
Total distributions	–	(7.92)	(3.32)	(1.44)	(1.29)	(1.28)
NET ASSET VALUE						
End of period	**$ 38.81**	**$ 36.16**	**$ 46.49**	**$ 50.03**	**$ 38.92**	**$ 34.27**

Ratios/Supplemental Data

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Total return[(2)]	**7.33%**	**(5.00)%**	**(0.16)%**	**32.40%**	**17.48%**	**(0.87)%**
Ratio of total expenses to average net assets	1.15%[(3)]	1.10%	1.09%	1.09%	1.08%	1.08%
Ratio of net investment income to average net assets	0.71%[(3)]	0.61%	0.29%	0.11%	1.14%	0.21%
Portfolio turnover rate	12.2%	32.2%	16.0%	5.9%	4.8%	5.5%
Net assets, end of period (in millions)	$ 580	$ 527	$ 1,130	$ 1,502	$ 1,094	$ 993

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods of less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/16	8/28/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 36.31	$ 44.46
Investment activities		
Net investment income[1]	0.18	0.22[2]
Net realized and unrealized gain / loss	2.56	(0.16)
Total from investment activities	2.74	0.06
Distributions		
Net investment income	–	(0.36)
Net realized gain	–	(7.85)
Total distributions	–	(8.21)
NET ASSET VALUE		
End of period	**$ 39.05**	**$ 36.31**

Ratios/Supplemental Data		
Total return[3]	**7.55%**	**0.34%[2]**
Ratio of total expenses to average net assets	0.67%[4]	0.69[2][4]
Ratio of net investment income to average net assets	1.21%[4]	1.60[2][4]
Portfolio turnover rate	12.2%	32.2%
Net assets, end of period (in millions)	$ 363	$ 51

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 5. Excludes expenses waived (0.01% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 97.5%		
CONSUMER DISCRETIONARY 10.7%		
Auto Components 1.4%		
Dorman Products (1)	601,700	34,417
Drew Industries	747,600	63,427
Strattec Security (2)	227,153	9,261
		107,105
Distributors 1.0%		
Pool	595,900	56,033
Uni-Select (CAD)	349,300	8,857
Weyco Group	445,260	12,369
		77,259
Diversified Consumer Services 1.3%		
American Public Education (1)(2)	1,188,350	33,393
Capella Education	571,700	30,094
Career Education (1)(2)	5,789,400	34,447
National American University Holdings (2)	2,198,600	4,353
		102,287
Hotels, Restaurants & Leisure 0.9%		
Bloomin Brands	967,300	17,286
Interval Leisure	1,641,193	26,095
Papa John's International	96,112	6,536
Red Robin Gourmet Burgers (1)	271,000	12,853
Red Rock Resorts, Class A (1)	388,244	8,533
		71,303
Household Durables 1.6%		
Cavco Industries (1)(2)	470,300	44,067
CSS Industries (2)	994,143	26,653
Dixie Group (1)	403,912	1,438
Ethan Allen Interiors	964,200	31,857

Tobacco 0.3%		
Vector Group	913,250	20,475
		20,475
Total Consumer Staples		327,653
ENERGY 3.5%		
Energy Equipment & Services 0.9%		
Diamond Offshore Drilling	454,100	11,048
Dril-Quip (1)	117,700	6,877
Frank's International	473,700	6,921
Global Geophysical, Warrants, 12/31/18 (1)(4)	26,187	76
Oceaneering International	240,100	7,170
SEACOR Holdings (1)	360,000	20,862
Tesco	2,110,450	14,119
		67,073
Oil, Gas & Consumable Fuels 2.6%		
Advantage Oil & Gas (CAD) (1)	1,993,100	11,138
Gulfport Energy (1)	356,000	11,129
Kelt Exploration (CAD) (1)	2,766,900	10,130
Matador Resources (1)	1,687,560	33,414
Overseas Shipholding	2,048,059	22,508
Panhandle Oil & Gas	633,970	10,568
Parsley Energy (1)	1,405,100	38,022
PDC Energy (1)	343,900	19,812
Rex Stores Resources (1)	156,500	9,363
Rice Energy (1)	635,600	14,009
Synergy Resources (1)	1,499,200	9,985
WPX Energy (1)	1,409,800	13,125
		203,203
Total Energy		270,276

FINANCIALS 35.6%

Banks 13.6%

BankUnited	1,627,600	50,000
BBCN Bancorp	2,278,600	33,997
Blue Hills Bancorp	1,167,000	17,225
BNC Bancorp	477,900	10,853
Bridge Bancorp	263,900	7,495
Burke & Herbert	8,041	15,503
Cobiz Financial (2)	2,834,300	33,161
Columbia Banking System	1,865,700	52,352
East West Bancorp	1,984,099	67,817
Farmers & Merchants Bank of Long Beach	3,055	18,941
Glacier Bancorp	1,723,900	45,821
Home Bancshares	5,132,616	101,574
Howard Bancorp (1)(2)	529,928	6,889
Independent Bank	487,500	20,919
Live Oak Bancshares (2)	1,494,470	21,087
National Bank Holdings, Class A (2)	1,885,559	38,390
Paragon Commercial (1)	70,200	2,457
Park Sterling	1,012,300	7,177
Pinnacle Financial Partners	292,900	14,308
Popular	1,614,700	47,311
Preferred Bank (2)	986,854	28,495
Prosperity Bancshares	1,240,900	63,273
Sandy Spring Bancorp	798,200	23,196
SVB Financial Group (1)	564,600	53,727
Texas Capital Bancshares (1)	873,100	40,826
Towne Bank/Portsmouth VA	2,057,400	44,543
Union Bankshares	837,400	20,692
WashingtonFirst Bankshare	407,000	8,795
Webster Financial	1,078,673	36,621
Western Alliance Bancorp (1)	2,010,154	65,632

Wilshire Bancorp	967,200	10,078
Wintrust Financial	583,500	29,759
		1,038,914
Capital Markets 2.1%		
Ares Capital	958,400	13,609
Golub Capital	1,054,800	19,060
Hercules Capital	1,740,200	21,614
Houlihan Lokey	574,677	12,856
Janus Capital Group	1,460,000	20,323
Jmp, Partnership	1,050,112	5,702
Main Street Capital	615,800	20,229
Safeguard Scientifics (1)(2)	971,895	12,139
TCP Capital	875,000	13,370
TPG Specialty Lending	1,484,290	24,654
		163,556
Consumer Finance 0.7%		
Green Dot, Class A (1)	1,652,300	37,986
SLM Corporation (1)	2,523,100	15,593
		53,579
Diversified Financial Services 0.6%		
Bats Global Markets (1)	691,578	17,766
Compass Diversified Holdings, Partnership	1,720,300	28,540
		46,306
Insurance 3.8%		
Assured Guaranty	1,179,683	29,929
Crawford, Class A	447,514	3,414
Crawford, Class B	173,678	1,475
Employers Holdings	689,100	19,998
First American Financial	338,900	13,631
National Interstate	846,265	25,599

ProAssurance	1,872,200	100,256
RenaissanceRe Holdings	204,400	24,005
Safety Insurance Group	425,400	26,196
State Auto Financial	1,227,721	26,899
Stewart Information Services	339,178	14,045
Third Point Reinsurance (1)	771,800	9,045
		294,492
Real Estate Investment Trusts 11.3%		
Acadia Realty Trust, REIT	1,564,200	55,560
American Assets Trust, REIT	450,300	19,111
American Campus Communities, REIT	876,600	46,346
CatchMark Timber Trust, Class A, REIT	1,673,313	20,448
Cedar Realty Trust, REIT (2)	5,711,200	42,434
CubeSmart, REIT	678,000	20,937
Douglas Emmett, REIT	1,049,700	37,285
EastGroup Properties, REIT	436,500	30,084
First Potomac Realty Trust, REIT (2)	3,185,100	29,303
Hannon Armstrong Sustainable Infrastructure, REIT	1,883,200	40,677
Healthcare Realty Trust, REIT	1,208,892	42,299
Kilroy Realty, REIT	553,200	36,672
LaSalle Hotel Properties, REIT	804,527	18,971
Monogram Residential Trust, REIT	1,399,400	14,288
Paramount, REIT	997,400	15,899
Pebblebrook Hotel Trust, REIT	754,600	19,808
Potlatch, REIT	968,800	33,036
PS Business Parks, REIT	352,000	37,340
Redwood Trust, REIT	1,489,800	20,574
Retail Opportunity Investments, REIT	1,654,200	35,846
RLJ Lodging Trust, REIT	990,000	21,235
Rouse Properties, REIT	1,153,600	21,053
Saul Centers, REIT	874,400	53,959
Sunstone Hotel Investors, REIT	540,800	6,527

Universal Forest Products	484,400	44,899
		62,313
Commercial Services & Supplies 2.7%		
Brady, Class A	1,348,500	41,210
G & K Services, Class A	441,400	33,798
Matthews International, Class A	394,700	21,961
McGrath RentCorp (2)	1,386,300	42,407
MSA Safety	328,400	17,251
SP Plus (1)	733,000	16,551
Waste Connections	443,000	31,918
		205,096
Construction & Engineering 0.9%		
Aegion (1)	1,580,600	30,838
Comfort Systems USA	572,800	18,656
Valmont Industries	145,000	19,614
		69,108
Electrical Equipment 0.0%		
Encore Wire	9,300	347
		347
Industrial Conglomerates 0.4%		
Raven Industries	1,542,154	29,208
		29,208
Machinery 2.9%		
CIRCOR International	577,200	32,895
Colfax (1)	377,700	9,994
ESCO Technologies	820,600	32,775
Hillenbrand	590,800	17,748
John Bean Technologies	682,900	41,807
Lydall (1)	533,400	20,568

INFORMATION TECHNOLOGY 10.2%

Communications Equipment 0.7%

Harmonic (1)(2)	8,136,490	23,189
Ixia (1)	2,277,700	22,367
Shoretel (1)	1,387,700	9,284
		54,840

Electronic Equipment, Instruments & Components 4.2%

Badger Meter	508,900	37,165
Belden	1,250,400	75,487
Coherent (1)	70,600	6,480
Electro Rent (2)	1,875,620	28,903
Knowles (1)	2,221,100	30,385
Littelfuse	477,300	56,412
Methode Electronics	1,045,300	35,780
Synnex	548,700	52,028
		322,640

Internet Software & Services 1.0%

Angie's List (1)	1,601,900	10,428
Rightside (1)(2)	1,666,757	17,734
SVMK (f/k/a/ SurveyMonkey) Aquisition Date: 11/25/14, Cost $9,188 (1)(3)(4)	558,530	7,965
Xactly (1)(2)	1,543,800	19,776
XO Group (1)	1,114,473	19,425
		75,328

IT Services 0.6%

Blackhawk Network Holdings (1)	537,800	18,011
CSRA	827,107	19,379
Startek (1)(2)	786,700	3,438
		40,828

Semiconductor & Semiconductor Equipment 2.7%		
Advanced Energy Industries (1)	798,000	30,292
Brooks Automation	1,870,200	20,984
Cabot Microelectronics	621,500	26,314
Cohu	306,810	3,329
Diodes (1)	437,200	8,215
Entegris (1)	1,330,500	19,252
Integrated Device Technology (1)	241,400	4,859
Intersil Holding, Class A	1,125,100	15,234
MaxLinear, Class A (1)	941,300	16,925
Microsemi (1)	665,000	21,732
Synaptics (1)	182,600	9,815
Teradyne	975,100	19,200
Veeco (1)	688,000	11,393
		207,544
Software 1.0%		
Callidus Software (1)	1,103,000	22,038
Computer Modelling (CAD)	975,480	7,807
Progress Software (1)	1,407,407	38,647
Tangoe (1)	1,304,468	10,071
		78,563
Technology Hardware, Storage & Peripherals 0.0%		
Intevac (1)	407,400	2,314
		2,314
Total Information Technology		782,057
MATERIALS 5.4%		
Chemicals 2.6%		
AgroFresh Solutions (1)(2)	4,169,967	22,143
American Vanguard (2)	1,710,000	25,838

Hawkins (2)	560,400	24,327
Innospec	843,535	38,794
KMG Chemicals (2)	1,252,203	32,545
Minerals Technologies	1,003,300	56,987
		200,634
Containers & Packaging 0.6%		
Myers Industries (2)	3,040,001	43,776
		43,776
Metals & Mining 1.4%		
Carpenter Technology	1,075,300	35,410
Osisko Gold Royalties (CAD)	961,600	12,571
Petra Diamonds (GBP)	6,669,356	10,364
Reliance Steel & Aluminum	413,300	31,783
Worthington Industries	405,600	17,157
		107,285
Paper & Forest Products 0.8%		
Clearwater Paper (1)	805,800	52,675
Interfor (CAD) (1)	1,623,600	13,912
		66,587
Total Materials		418,282
UTILITIES 7.7%		
Electric Utilities 2.7%		
El Paso Electric	1,044,900	49,392
PNM Resources	2,897,200	102,677
Portland General Electric	1,162,800	51,303
		203,372
Gas Utilities 3.3%		
Atmos Energy	558,500	45,417

Chesapeake Utilities	506,580	33,525
ONE Gas	1,399,700	93,206
South Jersey Industries	200,300	6,334
Southwest Gas	378,500	29,792
Washington Gas Light	609,800	43,168
		251,442
Independent Power & Renewable Electricity Producers 0.2%		
NRG Energy	1,114,680	16,709
		16,709
Multi-Utilities 1.2%		
Black Hills	441,400	27,826
NorthWestern	1,038,000	65,467
		93,293
Water Utilities 0.3%		
AquaVenture Holdings Acquisition Date: 12/22/11, Cost $102 (1)(3)(4)	49,616	246
AquaVenture Holdings, Class B Acquisition Date: 6/6/14 - 5/27/16, Cost $4,688 (1)(2)(3)(4)	954,022	4,720
California Water Service Group	269,200	9,403
Connecticut Water Service	22,100	1,242
Quench USA Acquisition Date: 12/20/13 - 5/27/16, Cost $9,446 (1)(2)(3)(4)	9,513,442	9,513
Western Water (1)(4)	2,259	—
Western Water, Warrants, 9/1/17 Acquisition Date: 10/16/09 - 8/24/11, Cost $0 (1)(3)(4)	12,766	—
		25,124
Total Utilities		589,940
Total Miscellaneous Common Stocks 0.3% (8)		27,532
Total Common Stocks (Cost $5,002,110)		7,479,235

CONVERTIBLE PREFERRED STOCKS 1.0%		
CONSUMER DISCRETIONARY 0.3%		
Specialty Retail 0.3%		
Chewy.com, Series C, Acquisition Date: 8/7/14 Cost $9,391 (1)(3)(4)	26,216	22,516
Total Consumer Discretionary		22,516
CONSUMER STAPLES 0.2%		
Food Products 0.2%		
Post Holdings (1)	83,500	12,201
Total Consumer Staples		12,201
FINANCIALS 0.2%		
Banks 0.2%		
Wintrust Financial, Series C	9,400	12,150
Total Financials		12,150
INFORMATION TECHNOLOGY 0.2%		
Internet Software & Services 0.2%		
Cargurus, Series D, Aquisition Date: 7/7/15 Cost $8,491 (1)(3)(4)	208,909	9,345
Glassdoor, Series H, Aquisition Date: 4/25/16 Cost $7,437 (1)(3)(4)	929,659	7,437
Total Information Technology		16,782
UTILITIES 0.1%		
Water Utilities 0.1%		
AquaVenture Holdings Aquisition Date: 7/16/10 - 5/27/16, Cost $2,844 (1)(2)(3)(4)	1,250,000	6,185
AquaVenture Holdings, Series A1 Aquisition Date: 10/25/10, Cost $594 (1)(2)(3)(4)	248,079	1,227

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 36,140	$ 73,819
Net realized gain	98,187	1,538,316
Change in net unrealized gain / loss	383,093	(1,991,986)
Increase (decrease) in net assets from operations	517,420	(379,851)
Distributions to shareholders		
Net investment income		
Investor Class	–	(51,108)
Advisor Class	–	(847)
I Class	–	(265)
Net realized gain		
Investor Class	–	(1,179,806)
Advisor Class	–	(95,050)
I Class	–	(5,774)
Decrease in net assets from distributions	–	(1,332,850)
Capital share transactions*		
Shares sold		
Investor Class	733,156	790,650
Advisor Class	91,814	195,446
I Class	308,824	57,451
Distributions reinvested		
Investor Class	–	1,173,304
Advisor Class	–	91,940
I Class	–	2,680
Shares redeemed		
Investor Class	(1,103,896)	(1,800,478)
Advisor Class	(76,889)	(760,948)
I Class	(6,629)	(2,770)
Redemption fees received	68	203
Decrease in net assets from capital share transactions	(53,552)	(252,522)
Net Assets		
Increase (decrease) during period	463,868	(1,965,223)
Beginning of period	7,204,387	9,169,610
End of period	**$ 7,668,255**	**$ 7,204,387**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued The fund has three classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, incepted on June 30, 1988; the Small-Cap Value Fund–Advisor Class (Advisor Class), incepted on March 31, 2000; and the Small-Cap Value Fund–I Class (I Class), incepted on August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $123,000 for the six months ended June 30, 2016.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2016, the fund realized $50,576,000 of net gain on $107,921,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled $(6,030,000) for the six months ended June 30, 2016. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months ended June 30, 2016, transfers into and out of Level 3 resulted from a corporate action.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $951,517,000 and $852,588,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $5,237,128,000. Net unrealized gain aggregated $2,488,803,000 at period-end, of which $2,747,696,000 related to appreciated investments and $258,893,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $1,000 of expenses were repaid to Price Associates during the six months ended June 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $951,000 for T. Rowe Price Services, Inc.; and $1,148,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. Neither the Spectrum Funds, the Retirement Funds, nor the Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Prior to February 1, 2016, the Target Funds were subject to the same special servicing arrangement; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2016, the fund was allocated $46,000 of Spectrum Funds’ expenses, $1,622,000 of Retirement Funds’ expenses, and $3,000 of Target Funds’ expenses. Of these amounts, $695,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2016, approximately 35% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and approximately 4% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2016, approximately 16% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on operating expenses with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class, Advisor Class, and I Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio for all three classes were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016